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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                             ----------------------

         Date of Report (Date of earliest event reported): May 12, 2004

                                 NCO GROUP, INC.
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             (Exact name of Registrant as specified in its charter)


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
          Pennsylvania                           0-21639                     23-2858652
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  (State or other jurisdiction          (Commission File Number)         (I.R.S. Employer
of incorporation or organization)                                      Identification Number)
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                507 Prudential Road, Horsham, Pennsylvania 19044
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code: (215) 441-3000
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Item 7. Financial Statements and Exhibits.

         (a)   Financial Statements of Businesses Acquired

         Not Applicable

         (b)   Pro Forma Financial Information

         Not Applicable

         (c)   Exhibits

         The following exhibits are furnished with this Report on Form 8-K:

Number     Title
------     -----

99.1       Press Release of NCO Group, Inc. dated May 12, 2004.


Item 9.  Regulation FD Disclosure.


         On May 12, 2004, the Company issued a press release announcing the FTC approved a previously announced claim. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         The Company disclaims any obligation to update the information in this Report as a result of new information, future events, or otherwise.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NCO GROUP, INC.



                                By:  Steven L. Winokur
                                     ------------------------------------------
                                     Executive Vice President, Finance
                                     and Chief Financial Officer


Date: May 13, 2004





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